UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 13, 2010

Financial Institutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-26481	16-0816610
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

220 Liberty Street, Warsaw, New York		14569
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-786-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2009 Annual Management Incentive Plan Bonuses Paid in the Form of Restricted Stock for Certain Executive Officers

On January 13, 2010, the Management and Development Committee (the "Committee") of the Board of Directors of Financial Institutions, Inc. (the "Company") approved 2009 incentive bonuses earned under the Company’s Annual Management Incentive Plan (the "Plan"), where certain executive officers were awarded annual incentive bonuses in the form of restricted stock in lieu of cash. The Company participated in the Troubled Asset Relief Program (TARP) Capital Purchase Program (CPP) under the Emergency Economic Stabilization Act of 2008 (EESA), as amended by the American Recovery and Reinvestment Act of 2009 (ARRA). The ARRA places limitations on the Company’s ability to pay cash bonuses to certain employees. These restrictions apply during the period in which the obligation to Treasury remains outstanding (the "TARP Period"). Therefore, to remain in compliance with TARP, the Committee elected to pay annual incentive bonuses earned under the Plan in the form of restricted stock for the executive officers listed below.

The number of shares of restricted stock granted in lieu of a cash payment and the amount of the 2009 incentive bonuses earned pursuant to the Plan are set forth below:

Peter G. Humphrey, President and Chief Executive Officer
17,807 awards granted in lieu of $ 199,084 incentive bonus earned

George D. Hagi, Executive Vice President
6,554 awards granted in lieu of $ 73,272 incentive bonus earned

John J. Witkowski, Executive Vice President
5,681 awards granted in lieu of $ 63,513 incentive bonus earned

Martin K. Birmingham, Executive Vice President
5,124 awards granted in lieu of $ 57,290 incentive bonus earned

Richard J. Harrison, Executive Vice President
5,022 awards granted in lieu of $ 56,145 incentive bonus earned

The Committee determined the number of shares of restricted stock to be granted by dividing the executive officer’s 2009 incentive bonus earned by the closing price of the Company’s common stock on the day of the meeting, January 13, 2010.

The restricted stock awards were granted under the Company’s 2009 Management Stock Incentive Plan. The awards vest on January 13, 2012, subject to the participant's continued employment with the Company and subject to accelerated vesting upon the death of the participant. However, as long as the Company is a "TARP recipient," as defined under the Interim Final Rules, the award may become transferable only in 25% increments at the time of the Company's repayment of 25%, 50%, 75% and 100%, respectively, of the financial assistance it received under the U.S. Treasury's Capital Purchase Program, or as may be required to satisfy tax obligations incurred in connection with the vesting of the restricted shares. The restricted stock is not entitled to receive dividends.

A copy of the form of the Restricted Stock Agreement is included in this Current Report as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Form of Restricted Stock Award Agreement (under the 2009 Management Stock Incentive Plan)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Institutions, Inc.

January 19, 2010	By:	Karl F. Krebs

Name: Karl F. Krebs
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Restricted Stock Award Agreement (under the 2009 Management Stock Incentive Plan)